SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment no. 1)


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         HUMAN PHEROMONE SCIENCES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)   Title of each class of securities to which transactions applies:

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(2)   Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
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[ ]   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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


                         HUMAN PHEROMONE SCIENCES, INC.

                   Notice of Special Meeting of Shareholders
                           to be held April 12, 1999
                                   ----------

To the Shareholders of Human Pheromone Sciences, Inc.:

         A special meeting of shareholders (the "Special Meeting") of Human Pheromone Sciences, Inc. (the "Company") will be held at the offices of the Company, 4034 Clipper Court, Fremont, California, on April 12, 1999, at 8:00 a.m. local time, for the following purpose:

         (1) To approve an amendment to the Company's Articles of Incorporation to effect a one-for-three reverse stock split of the Company's Common Stock.

         (2) To act upon such other business as may properly come before the meeting.

         These  items  are  more  fully   described   in  the  Proxy   Statement
accompanying this notice.

         Only shareholders of record at the close of business on March 11, 1999, are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

         All shareholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.

                       BY ORDER OF THE BOARD OF DIRECTORS

Julian N. Stern, Secretary
Fremont, California
March 17, 1999


================================================================================
WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.
================================================================================

                         HUMAN PHEROMONE SCIENCES, INC.
                               4034 Clipper Court
                            Fremont, California 94538
                            Telephone: (510) 226-6874

                                   ----------

                                PROXY STATEMENTS

                                   ----------

INFORMATION CONCERNING SOLICITATION AND VOTING

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Human Pheromone Sciences, Inc., a California corporation (the "Company"). The proxy is solicited for use at a special meeting of shareholders (the "Special Meeting") to be held at 8:00 a.m. local time on April 12, 1999, at the offices of the Company, 4034 Clipper Court, Fremont, California.

Record Date and Shares Outstanding

         Only shareholders of record at the close of business on March 11, 1999, are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. At the close of business on that date, the Company had outstanding 10,289,488 shares of Common Stock and 1,433,333 shares of Series A Preferred Stock and 6,000 shares of Series B Preferred Stock. Holders of a majority of the outstanding shares of Common and Preferred Stock of the Company, either present in person or by proxy, will constitute a quorum for the transaction of business at the Special Meeting.

Revocability of Proxies

         Any shareholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Special Meeting to the Secretary of the Company, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Special Meeting if the Shareholder is present and elects to vote in person. Mere attendance at the Special Meeting will not serve to revoke a proxy.

Voting and Solicitation

         Each share of Common Stock and Series A Preferred Stock is entitled to one vote on each proposal that comes before the Special Meeting and each share of Series B Preferred Stock is entitled to 100 votes. Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Special Meeting. Because the proposal to approve a one-for-three reverse stock split requires approval of a majority of the outstanding shares, abstentions and broker non-votes will be counted as votes against this proposal for purpose of determining whether or not this proposal has been approved.

         The Company will bear the entire cost of solicitation, including preparation, assembling and mailing this proxy statement, the proxies and any additional material, which may be furnished to shareholders. The Company will, upon request, reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold shares of Common Stock. The original solicitation of proxies by mail may be supplemented by telephone, telegram and/or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for such services.

PROPOSAL 1 -- APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

INTRODUCTION

         The Board of Directors has already approved, and the shareholders of the Company are now being asked to approve, an amendment to the Company's
Articles of Incorporation to effect a one-for-three reverse stock split, pursuant to which each three shares of Common Stock of the Company will become one share of Common Stock (the "Reverse Stock Split"). The Reverse Stock Split will take effect, only if it is approved by the shareholders of the Company, on filing of the amendment with the Secretary of State of the State of California (the "Effective Date"). Even if the Reverse Stock Split is approved by the stockholders, it remains within the discretion of the Board of Directors to not carry out the Reverse Stock Split.

PURPOSE OF REVERSE SPLIT

         The Company has been informed by the Nasdaq Stock Market ("Nasdaq") that the Company has not been in compliance with a quantitative requirement for stock traded on Nasdaq because the Company's Common Stock has been trading below Nasdaq's $1.00 per share minimum price requirement. The Reverse Stock Price is designed to raise the Company's per share price above that threshold by converting each three shares of Company Common Stock into one share and correspondingly reducing the number of shares outstanding.

         If the Company's securities are delisted from Nasdaq, trading of the Company's securities would thereafter have to be conducted in the over-the-counter market. In such event, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company's securities. In addition, if the Common Stock were to become delisted from trading on Nasdaq and the trading price of the Common Stock were to remain below $5.00 per share, trading in the Company's Common Stock would be subject to requirements under the Securities Exchange Act of 1934, as amended, requiring additional disclosure by broker-dealers in connection with any trades involving a stock defined as "penny stock" (generally, any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in the Common Stock, which could severely limit both the market liquidity of the Common Stock and the ability of investors to trade the Company's Common Stock.

         As a result of the Reverse Stock Split, the 10,289,488 shares of Common Stock outstanding on March 11, 1999 will become approximately 3,429,829 shares of Common Stock and any other shares issued prior to the Effective Date will be similarly adjusted. The Company will not pay any cash in lieu of fractional shares, and any fractional shares resulting from the Reverse Stock Split will be rounded up or rounded down to the nearest whole share. In addition, on the Effective Date each share of Preferred Stock and each option and warrant to purchase Common Stock outstanding on the Effective Date will be adjusted so that the number of shares of Common Stock issuable upon conversion of the Preferred Stock or exercise of the options or warrants shall be divided by three and the exercise price of each option and warrant shall be multiplied by three. The
Reverse Stock Split will also have the effect of increasing the number of odd-lot holders of the Company's Common Stock. The cost of transactions involving odd-lot amounts of Common Stock is generally higher on a per-share basis than transactions involving even-lot amounts of Common Stock. Thus, the Reverse Stock Split may have the effect of increasing the transaction costs of certain of the Company's stockholders.

         The Reverse Stock Split will not change the authorized number of shares of Common Stock, so it will have the effect of creating additional authorized and unreserved shares of the Company's Common Stock. The Company has no current plans to issue such shares. As of February 26, 1999, the Company had 40,000,000 authorized shares of Common Stock of which 10,289,488 were issued and outstanding. As of February 26, 1999, an aggregate of 1,911,051 shares had been reserved for issuance under the Company's Stock Option Plans, or for exercise of options issued under such Plans, and 2,194,583 had been reserved for issuance on conversion of outstanding Preferred Stock. As of February 26, 1999, 25,604,878 shares of the Company's Common Stock remained unissued and unreserved.

APPROVAL REQUIRED

         Approval of the Proposal requires the affirmative vote of a majority of the outstanding shares of the Company.

RECOMMENDATION OF THE BOARD

         THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION EFFECTING THE REVERSE STOCK SPLIT.

OTHER BUSINESS

         The Board of Directors knows of no business, which will be presented for consideration at the Special Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares presented thereby on such matters in accordance with their best judgment.

                       BY ORDER OF THE BOARD OF DIRECTORS

Julian N. Stern, Secretary
Fremont, California
March 17, 1999

                                    IMPORTANT

         You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are earnestly requested to sign and return the accompanying proxy in the enclosed envelope.

APPENDIX A

                                     PROXY

                         Human Pheromone Sciences, Inc.

               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 12, 1999

         The undersigned hereby appoints William P. Horgan and Julian N. Stern, or either of them, each with full power of substitution, as the proxyholder(s) of the undersigned to represent the undersigned and vote all shares of Common Stock of Human Pheromone Sciences, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the special meeting of shareholders of the Company at 10:00 a.m. local time on April 12, 1999 and at any adjournments or postponements or such meetings as follows:

                 (Continued, and to be signed on reverse side)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                        Special Meeting of Shareholders
                         HUMAN PHEROMONE SCIENCES, INC.

                                 April 12, 1999

                Please Detach and Mail in the Envelope Provided

A[X] Please mark your
     votes as in this
     example.

1. To approve an amendment to the Company's Articles of Incorporation to effect a one-for-three reverse stock split of the Company's Common Stock.

                                             FOR       AGAINST        ABSTAIN
                                             [ ]         [ ]            [ ]


2. In their discretion the proxyholders are authorized to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the meeting.

The Board of Directors recommends that you vote FOR the above proposal. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying proxy statement.

                 PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

SIGNATURES(S) OF SHAREHOLDERS ______________________  DATED ____________________
                              (Please print name(s) exactly as
                              appear(s) on Stock Certificate)

Note: Print name(s), date and sign exactly as name(s) appear(s) on stock certificate. If shares are held jointly, each shareholder should sign. If signing for estates, trusts, corporations or other entities, title or capacity should be stated.